UNITED STATES

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	Identification No.)

6 West Druid Hills Drive

Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensation Arrangements of Certain Officers.

(e) In connection with the departure of Lindsey B. Sykes from TRX, Inc. (the “Company”), as reported in a Current Report on Form 8-K filed by the Company on November 15, 2006, Mr. Sykes and the Company entered into a separation agreement on November 21, 2006. Pursuant to the terms of the agreement, the Company will pay to Mr. Sykes a severance payment equal to his current annual base salary and annual car allowance. In addition, the Company will reimburse Mr. Sykes for COBRA payments for a period of up to twelve months. Mr. Sykes will be eligible to receive an annual discretionary bonus for 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC. (Registrant)

Date: November 21, 2006	By:	/s/ Norwood H. Davis, III
	Name: Title:	Norwood H. Davis, III President & CEO